Exhibit 4.41

EXECUTION VERSION
FIRST SUPPLEMENTAL INDENTURE
SUBSIDIARY GUARANTEES
FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of February 7, 2017, among the Subsidiary Guarantors listed on Schedule I (the “Guaranteeing Subsidiaries”), each a wholly-owned domestic subsidiary of Dynegy Inc. (or its permitted successor), a Delaware corporation (the “Company”), the Company, the other Subsidiary Guarantors (as defined in the Indenture referred to herein) and Wilmington Trust, National Association, as trustee under the Indenture referred to herein (the “Trustee”).
W I T N E S S E T H
WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of February 2, 2017, among the Company, the Subsidiary Guarantors named therein and the Trustee, providing for the original issuance of an aggregate principal amount of $181,685,509 of 8.034% Senior Notes due 2024 (the “Initial Notes”), and, subject to the terms of the Indenture, future unlimited issuances of 8.034% Senior Notes due 2024 (the “Additional Notes” and, together with the Initial Notes, the “Notes”);
WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture (the “Subsidiary Guarantees”); and
WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee, the Company and the other Subsidiary Guarantors are authorized and required to execute and deliver this Supplemental Indenture without the consent of any Holders of Notes.
NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries, the Trustee, the Company and the other Subsidiary Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1.    Capitalized Terms. Unless otherwise defined in this Supplemental Indenture, capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    Agreement to be Bound; Guarantees. Each of the Guaranteeing Subsidiaries hereby becomes a party to the Indenture as a Subsidiary Guarantor and as such will have all of the rights and be subject to all of the Obligations and agreements of a Subsidiary Guarantor under the Indenture. Each of the Guaranteeing Subsidiaries hereby agrees to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the Obligations and agreements of a Subsidiary Guarantor under the Supplemental Indenture. In furtherance of the foregoing, each of the Guaranteeing Subsidiaries shall be deemed a Subsidiary Guarantor for purposes of Article 10 of the Indenture, including, without limitation, Section 10.02 thereof.
3.     NEW YORK LAW TO GOVERN. THE INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
4.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

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5.     Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
6.    The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.
7.    Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.
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IN WITNESS WHEREOF, we have hereunto signed our names as of the date set forth below.
Dated: February 7, 2017
DYNEGY INC.

By: /s/ Clint C. Freeland
Name:     Clint C. Freeland
Title:     Executive Vice President and Chief Financial Officer

BLACK MOUNTAIN COGEN, INC.
BLUE RIDGE GENERATION LLC
CASCO BAY ENERGY COMPANY, LLC
DIGHTON POWER, LLC
DYNEGY ADMINISTRATIVE SERVICES COMPANY
DYNEGY COAL GENERATION, LLC
DYNEGY COAL HOLDCO, LLC
DYNEGY COAL INVESTMENTS HOLDINGS, LLC
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
DYNEGY COMMERCIAL ASSET MANAGEMENT, LLC
DYNEGY CONESVILLE, LLC
DYNEGY DICKS CREEK, LLC
DYNEGY ENERGY SERVICES (EAST), LLC
DYNEGY ENERGY SERVICES, LLC
DYNEGY EQUIPMENT, LLC
DYNEGY FAYETTE II, LLC
DYNEGY GAS GENERATION, LLC
DYNEGY GAS HOLDCO, LLC
DYNEGY GAS IMPORTS, LLC
DYNEGY GAS INVESTMENTS HOLDINGS, LLC
DYNEGY GAS INVESTMENTS, LLC
DYNEGY GASCO HOLDINGS, LLC
DYNEGY GENERATION HOLDCO, LLC
DYNEGY GLOBAL LIQUIDS, INC.
DYNEGY HANGING ROCK II, LLC
DYNEGY KENDALL ENERGY, LLC
DYNEGY KILLEN, LLC
DYNEGY LEE II, LLC
DYNEGY MARKETING AND TRADE, LLC
DYNEGY MIAMI FORT, LLC
DYNEGY MIDWEST GENERATION, LLC
DYNEGY MORRO BAY, LLC
DYNEGY MOSS LANDING, LLC
DYNEGY OAKLAND, LLC
DYNEGY OPERATING COMPANY
DYNEGY POWER GENERATION INC.
DYNEGY POWER MARKETING, LLC
DYNEGY POWER, LLC

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Exhibit 4.41

DYNEGY RESOURCE HOLDINGS, LLC
DYNEGY RESOURCE I, LLC
DYNEGY RESOURCE II, LLC
DYNEGY RESOURCE III, LLC
DYNEGY RESOURCES GENERATING HOLDCO, LLC
DYNEGY RESOURCES HOLDCO I, LLC
DYNEGY RESOURCES HOLDCO II, LLC
DYNEGY RESOURCES MANAGEMENT, LLC
DYNEGY SOUTH BAY, LLC
DYNEGY STUART, LLC
DYNEGY WASHINGTON II, LLC
DYNEGY ZIMMER, LLC
ELWOOD ENERGY HOLDINGS II, LLC
ELWOOD ENERGY HOLDINGS, LLC
ELWOOD EXPANSION HOLDINGS, LLC
EQUIPOWER RESOURCES CORP.
HAVANA DOCK ENTERPRISES, LLC
ILLINOVA CORPORATION
KINCAID ENERGY SERVICES COMPANY, LLC
KINCAID GENERATION, L.L.C.
KINCAID HOLDINGS, LLC
LAKE ROAD GENERATING COMPANY, LLC
LIBERTY ELECTRIC POWER, LLC
MASSPOWER HOLDCO, LLC
MASSPOWER PARTNERS I, LLC
MASSPOWER PARTNERS II, LLC
MILFORD POWER COMPANY, LLC
ONTELAUNEE POWER OPERATING COMPANY, LLC
RICHLAND GENERATION EXPANSION, LLC
RICHLAND-STRYKER GENERATION LLC
RSG POWER, LLC
SITHE ENERGIES, INC.
SITHE/INDEPENDENCE LLC
TOMCAT POWER, LLC

COFFEEN AND WESTERN RAILROAD COMPANY
ILLINOIS POWER FUELS AND SERVICES COMPANY
ILLINOIS POWER GENERATING COMPANY
ILLINOIS POWER MARKETING COMPANY
ILLINOIS POWER RESOURCES GENERATING, LLC
ILLINOIS POWER RESOURCES, LLC
IPH II, LLC
IPH, LLC

By: /s/ Clint C. Freeland
Name:     Clint C. Freeland
Title:     Executive Vice President and Chief Financial Officer

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[Signature Page to the First Supplemental Indenture (8.034% 2024 Notes)]

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Exhibit 4.41

MASSPOWER, a Massachusetts general partnership
By: Masspower Partner II, LLC, its Managing Partner
By: /s/ Clint C. Freeland
Name:     Clint C. Freeland
Title:     Executive Vice President and Chief Financial Officer

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[Signature Page to the First Supplemental Indenture (8.034% 2024 Notes)]

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Exhibit 4.41

MASSPOWER, a Massachusetts general partnership

By: /s/ Clint C. Freeland
Name:     Clint C. Freeland
Title:     Executive Vice President and Chief Financial Officer

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Exhibit 4.41

SUBSIDIARY GUARANTORS:

ANP BELLINGHAM ENERGY COMPANY, LLC
ANP BLACKSTONE ENERGY COMPANY, LLC
ANP ERCOT ACQUISITION, LLC
ANP FUEL SERVICES, INC.
ANP FUNDING I, LLC
ARMSTRONG POWER, LLC
ATLAS ADMINISTRATIVE SERVICES, LLC
ATLAS FINANCE MERGECO, LLC
ATLAS I MARKETING AND TRADE, LLC
ATLAS POWER FINANCE, LLC
ATLAS POWER, LLC
CALUMET ENERGY TEAM, LLC
COLETO CREEK POWER LP
COLETO GP, LLC
COLETO LP, LLC
DYNEGY ATLAS HOLDINGS, LLC
ENNIS POWER COMPANY, LLC
DYNEGY GENERATION NA, INC. (F/K/A GDF SUEZ ENERGY GENERATION NA, INC.)
DYNEGY ENERGY GENERATION NA, LLC (F/K/A GDF SUEZ ENERGY GENERATION NA, LLC)
DYNEGY NORTH AMERICA, INC. (F/K/A GDF SUEZ ENERGY NORTH AMERICA, INC.)
HAYS ENERGY, LLC
HOPEWELL COGENERATION LIMITED PARTNERSHIP
HOPEWELL COGENERATION, LLC
DYNEGY POWER AMERICA, INC. (F/K/A INTERNATIONAL POWER AMERICA, INC.)
DP GENERATION, LLC (F/K/A IPA APT GENERATION, LLC)
DP CENTRAL, LLC (F/K/A IPA CENTRAL, LLC)
DP HOLDING, INC. (F/K/A IPA HOLDING, INC.)
DP OPERATIONS, INC. (F/K/A IPA OPERATIONS, INC.)
MIDLOTHIAN ENERGY, LLC
MILFORD POWER, LLC
NEPCO SERVICES COMPANY
NORTHEASTERN POWER COMPANY
PLEASANTS ENERGY, LLC
PRINCE GEORGE ENERGY COMPANY, LLC
T-FUELS, LLC
TNA MERCHANT PROJECTS, INC.
DYNEGY ASSOCIATES NORTHEAST LP, INC. (F/K/A TRACTEBEL ASSOCIATES NORTHEAST LP, INC.)
DYNEGY NORTHEAST GENERATION GP, INC. (F/K/A TRACTEBEL NORTHEAST GENERATION GP, INC.)
TROY ENERGY, LLC
WHARTON COUNTY GENERATION, LLC
WISE COUNTY POWER COMPANY, LLC
WISE-FUELS PIPELINE, INC.

[Signature Page to the First Supplemental Indenture (8.034% 2024 Notes)]

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Exhibit 4.41

By: /s/ Clint C. Freeland
Name:     Clint C. Freeland
Title:     Executive Vice President and Chief Financial Officer

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[Signature Page to the First Supplemental Indenture (8.034% 2024 Notes)]

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Exhibit 4.41

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By: /s/ Shawn Goffinet
Name:     Shawn Goffinet
Title:     Assistant Vice President

[Signature Page to the First Supplemental Indenture (8.034% 2024 Notes)]

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Exhibit 4.41

SCHEDULE I
SUBSIDIARY GUARANTEES

ANP BELLINGHAM ENERGY COMPANY, LLC
ANP BLACKSTONE ENERGY COMPANY, LLC
ANP ERCOT ACQUISITION, LLC
ANP FUEL SERVICES, INC.
ANP FUNDING I, LLC
ARMSTRONG POWER, LLC
ATLAS ADMINISTRATIVE SERVICES, LLC
ATLAS FINANCE MERGECO, LLC
ATLAS I MARKETING AND TRADE, LLC
ATLAS POWER FINANCE, LLC
ATLAS POWER, LLC
CALUMET ENERGY TEAM, LLC
COLETO CREEK POWER LP
COLETO GP, LLC
COLETO LP, LLC
DYNEGY ATLAS HOLDINGS, LLC
ENNIS POWER COMPANY, LLC
DYNEGY GENERATION NA, INC. (F/K/A GDF SUEZ ENERGY GENERATION NA, INC.)
DYNEGY ENERGY GENERATION NA, LLC (F/K/A GDF SUEZ ENERGY GENERATION NA, LLC)
DYNEGY NORTH AMERICA, INC. (F/K/A GDF SUEZ ENERGY NORTH AMERICA, INC.)
HAYS ENERGY, LLC
HOPEWELL COGENERATION LIMITED PARTNERSHIP
HOPEWELL COGENERATION, LLC
DYNEGY POWER AMERICA, INC. (F/K/A INTERNATIONAL POWER AMERICA, INC.)
DP GENERATION, LLC (F/K/A IPA APT GENERATION, LLC)
DP CENTRAL, LLC (F/K/A IPA CENTRAL, LLC)
DP HOLDING, INC. (F/K/A IPA HOLDING, INC.)
DP OPERATIONS, INC. (F/K/A IPA OPERATIONS, INC.)
MIDLOTHIAN ENERGY, LLC
MILFORD POWER, LLC
NEPCO SERVICES COMPANY
NORTHEASTERN POWER COMPANY
PLEASANTS ENERGY, LLC
PRINCE GEORGE ENERGY COMPANY, LLC
T-FUELS, LLC
TNA MERCHANT PROJECTS, INC.
DYNEGY ASSOCIATES NORTHEAST LP, INC. (F/K/A TRACTEBEL ASSOCIATES NORTHEAST LP, INC.)
DYNEGY NORTHEAST GENERATION GP, INC. (F/K/A TRACTEBEL NORTHEAST GENERATION GP, INC.)
TROY ENERGY, LLC
WHARTON COUNTY GENERATION, LLC
WISE COUNTY POWER COMPANY, LLC
WISE-FUELS PIPELINE, INC.

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